CERTIFICATION

I, Andrew Owen, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund Wells Fargo Dynamic Target 2060 Fund, Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund, Wells Fargo Target 2030 Fund, Wells Fargo Target 2035 Fund, Wells Fargo Target 2040 Fund, Wells Fargo Target 2045 Fund, Wells Fargo Target 2050 Fund, Wells Fargo Target 2055 Fund, Wells Fargo Target 2060 Fund, Wells Fargo Emerging Markets Bond Fund, Wells Fargo Factor Enhanced International Fund, Wells Fargo Factor Enhanced Large Cap Fund, Wells Fargo Factor Enhanced Emerging Markets Fund, Wells Fargo Factor Enhanced Small Cap Fund, Wells Fargo High Yield Corporate Bond Fund, Wells Fargo International Government Bond Fund, and Wells Fargo U.S. Core Bond Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: April 26, 2019

/s/ Andrew Owen
Andrew Owen
President
Wells Fargo Funds Trust

Exhibit 99.CERT

CERTIFICATION

I, Nancy Wiser, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Emerging Markets Bond Fund, Wells Fargo Factor Enhanced International Fund, Wells Fargo Factor Enhanced Large Cap Fund, Wells Fargo Factor Enhanced Emerging Markets Fund, Wells Fargo Factor Enhanced Small Cap Fund, Wells Fargo High Yield Corporate Bond Fund, Wells Fargo International Government Bond Fund, and Wells Fargo U.S. Core Bond Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: April 26, 2019

/s/ Nancy Wiser
Nancy Wiser
Treasurer
Wells Fargo Funds Trust

Exhibit 99.CERT

CERTIFICATION

I, Jeremy DePalma, certify that:

1. I have reviewed this report on Form N-CSR of Wells Fargo Funds Trust on behalf of the following series: Wells Fargo Dynamic Target Today Fund, Wells Fargo Dynamic Target 2015 Fund, Wells Fargo Dynamic Target 2020 Fund, Wells Fargo Dynamic Target 2025 Fund, Wells Fargo Dynamic Target 2030 Fund, Wells Fargo Dynamic Target 2035 Fund, Wells Fargo Dynamic Target 2040 Fund, Wells Fargo Dynamic Target 2045 Fund, Wells Fargo Dynamic Target 2050 Fund, Wells Fargo Dynamic Target 2055 Fund Wells Fargo Dynamic Target 2060 Fund, Wells Fargo Target Today Fund, Wells Fargo Target 2010 Fund, Wells Fargo Target 2015 Fund, Wells Fargo Target 2020 Fund, Wells Fargo Target 2025 Fund, Wells Fargo Target 2030 Fund, Wells Fargo Target 2035 Fund, Wells Fargo Target 2040 Fund, Wells Fargo Target 2045 Fund, Wells Fargo Target 2050 Fund, Wells Fargo Target 2055 Fund, and Wells Fargo Target 2060 Fund;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing of this report based on such evaluation; and

d) disclosed in this report any change in the registrant’s internal controls over financial reporting that occurred during the most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. The registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant’s auditors and the audit committee of the registrant’s Board of Trustees (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

Date: April 26, 2019

/s/ Jeremy DePalma
Jeremy DePalma
Treasurer
Wells Fargo Funds Trust

Exhibit 99.CERT